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 1                                                   EXHIBIT 24.1


                                                   POWER OF ATTORNEY


         WHEREAS, Sun Company, Inc., a Pennsylvania corporation (the "Company") intends to file a registration statement on Form S-8 with the Securities and Exchange Commission (the "Registration Statement"), in order to register, under the provisions of the Securities Act of 1933, as amended (the "Act"), shares of Common Stock, par value $1.00 per share, of Sun Company, Inc., and other interests, distributable under the Plan to participating employees of the Company and its subsidiaries;

         KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and/or directors of Sun Company, Inc. hereby appoints and constitutes Robert H. Campbell, Robert M. Aiken, Jr. and Thomas W. Hofmann, and each of them severally, either of whom may act without the joinder of the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, thereto, and all other documents and instruments in any way incidental or necessary therewith (including, without limitation, any registration statements filed pursuant to General Instruction E to Form S-8), and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to perform each and every act and thing appropriate or necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed by the undersigned, in identical counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

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                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 3rd day of July, 1997.

         Signatures                                                 Titles
         ----------                                                 ------

/s/ ROBERT M. AIKEN, JR.                           Executive Vice President and
------------------------                           Chief Financial Officer
Robert M. Aiken, Jr.                               (Principal Financial Officer)

/s/ ROBERT H. CAMPBELL                             Chairman of the Board,
----------------------                             Chief Executive Officer and
Robert H. Campbell                                 Director
                                                   (Principal Executive Officer)

/s/ RAYMOND E. CARTLEDGE                           Director
------------------------
Raymond E. Cartledge

                                                   Director
----------------------
Robert E. Cawthorn

/s/ JOHN G. DROSDICK                               President, Chief Operating
--------------------                               Officer and Director
John G. Drosdick

/s/ MARY J. EVANS                                  Director
-----------------
Mary J. Evans

/s/ THOMAS P. GERRITY                              Director
---------------------
Thomas P. Gerrity

/s/ THOMAS W. HOFMANN                              Comptroller
---------------------                              (Principal Accounting
Thomas W. Hofmann                                  Officer)

/s/ JAMES G. KAISER                                Director
-------------------
James G. Kaiser

/s/ ROBERT D. KENNEDY                              Director
---------------------
Robert D. Kennedy

/s/ R. ANDERSON PEW                                Director
-------------------
R. Anderson Pew

/s/ WILLIAM F. POUNDS                              Director
---------------------
William F. Pounds

/s/ ALEXANDER B. TROWBRIDGE                        Director
---------------------------
Alexander B. Trowbridge